SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 12, 2000

                        IMAGING TECHNOLOGIES CORPORATION
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        0-12641                    33-0021693
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(State or Other Jurisdiction of   (Commission File Number) (I.R.S. Employer Identification No.)
Incorporation)
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       15175 Innovation Drive
       San Diego, California                                  92128
       ---------------------------------------------------------------
      (Address of Principal Executive Offices)              (Zip Code)


(Registrant's telephone number, including area code):   (858) 613-1300



                                Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events.
          ------------

         On December 12, 2000, the registrant entered into a Convertible Note Purchase Agreement with Amro International, S.A., Balmore Funds, S.A. and Celeste Trust Reg. Pursuant to this agreement, the registrant sold to each of the purchasers convertible promissory notes in the aggregate principal amount of $850,000 bearing interest at the rate of eight percent (8%) per annum, due December 12, 2003, each convertible into shares of the registrant's common stock. Interest shall be payable, at the option of the purchasers, in cash or shares of common stock. At any time after the issuance of the notes, each note is convertible into such number of shares of common stock as is determined by dividing (a) that portion of the outstanding principal balance of the note as of the date of conversion by (b) the lesser of (x) an amount equal to seventy percent (70%) of the average closing bid prices for the three (3) trading days prior to December 12, 2000 and (y) an amount equal to seventy percent (70%) of the average closing bid prices for the three (3) trading days having the lowest closing bid prices during the thirty (30) trading days prior to the conversion date.

         Additionally, the registrant issued a warrant to each of the purchasers to purchase an aggregate of 150,443 shares of the registrant's common stock at an exercise price equal to $.0887 per share. The purchasers may exercise the warrants through December 12, 2005.

              On December 13, 2000, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c)      Exhibits:

Exhibit Number                      Description
--------------                      -----------

99.1 Press release dated December 13, 2000 issued by the registrant.


99.2 Convertible Note Purchase Agreement dated December 12, 2000, by and among the purchasers set forth therein and the registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 19, 2001                   IMAGING TECHNOLOGIES CORPORATION

                                            By: /s/ Brian Bonar
                                                -------------------------------
                                                Name:  Brian Bonar
                                                Title: Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                    Description
------                    -----------

99.1                      Imaging Technologies Corporation's press release dated
                          December 13, 2000.

99.2 Convertible Note Purchase Agreement dated December 12, 2000, by and among the purchasers set forth therein and the registrant.